Exhibit 99.1

 CAPSTEAD  Information as of June 30, 2014  Investor Presentation

 Safe Harbor Statement - Private Securities Litigation Reform Act of 1995  Cautionary Statement Concerning Forward-looking StatementsThis document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:  In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.  changes in general economic conditions;fluctuations in interest rates and levels of mortgage prepayments; the effectiveness of risk management strategies; the impact of differing levels of leverage employed; liquidity of secondary markets and credit markets; the availability of financing at reasonable levels and terms to support investing on a leveraged basis;the availability of new investment capital;the availability of suitable qualifying investments from both an investment return and regulatory perspective;  changes in legislation or regulation affecting Fannie Mae and Freddie Mac (together, the “GSEs”) and similar federal government agencies and related guarantees; other changes in legislation or regulation affecting the mortgage and banking industries;changes in market conditions as a result of Federal Reserve monetary policy or federal government fiscal challenges;deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities; changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment Company Act of 1940; andincreases in costs and other general competitive factors.  2

 Company Summary  Proven Strategy of Managing a Leveraged Portfolioof Seasoned, Short-Duration ARMAgency Securities  Experienced Management TeamAligned with Stockholders  Overview of Capstead Mortgage Corporation  Founded in 1985, Capstead is the oldest publicly-traded residential mortgage REIT. Our sole focus is on managing a leveraged portfolio of short-duration* agency-guaranteed ARM securities that is appropriately hedged and can earn attractive risk-adjusted returns over the long term, with little, if any, credit risk.Highest compound annualized total stockholder return of agency-focused mortgage REITs last 18 months (34%) and three years (37%).  At June 30, 2014, our agency-guaranteed ARM securities portfolio stood at $13.71 billion, supported by $1.50 billion in long-term investment capital levered 8.52 times. Our short-duration strategy differentiates us from our peers because the adjustable-rate mortgages underlying our portfolio reset to more current interest rates within a relatively short period of time:allowing us to benefit from a potential recovery in financing spreads that typically contract during periods of rising interest rates, andresulting in smaller fluctuations in portfolio values from changes in interest rates compared to portfolios containing a significant amount of longer-duration ARM or fixed-rate mortgage securities.  Our top four executive officers have over 95 years of combined mortgage finance industry experience.We are internally-managed with low operating costs and a strong focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders.  3  This singular and straight-forward investment strategy, together with our use of cash flow hedge accounting allows for easily understood, transparent financial reporting, with limited use of non-GAAP financial measures.Additional transparency is evident by virtue of our internally-managed structure – our compensation-related decisions and costs are fully disclosed and subject to annual say-on-pay approvals.We make every effort to provide additional analysis in our earnings reports, SEC filings and analyst presentations that tells our story in a complete and straight-forward fashion.  Straight-forward investment strategy and transparent reporting  * Duration is a measure of market price sensitivity to interest rate movements and a shorter duration generally indicates less interest rate risk.

 Market Snapshot(dollars in thousands, except per share amounts)  4  In June 2013 we used $164.3 million in proceeds from our initial issuance of 7.50% Series E preferred shares to redeem high-cost (over 11%) preferred capital. In November 2013 we implemented an at-the-market, continuous offering program to issue small amounts of additional Series E preferred capital. Through the August filing date of our latest Form 10-Q, $15.9 million in additional Preferred E capital has been raised under this program since its implementation.In 2005 and 2006 we issued our 10-year fixed, 20-year variable-rate, unsecured borrowings through trust preferred vehicles. Utilizing forward-starting 20-year swaps, we have hedged the average cost of this capital down to 7.56% by the fall of 2016, an annual interest savings of $930,000, or $0.01 per share.As of June 30, 2014.

 Capstead’s Prudent Use of Leverage  5  ** Leverage expressed as repo borrowings divided by long-term investment capital.  ($ in millions)  Portfolio and Portfolio Leverage*  Long-Term Investment Capital  $100  $180  $1,221  Common Stock  Preferred Stock  Trust Preferred Securities  Portfolio leverage ended the 2nd quarter of 2014 at 8.52 times long-term investment capital, unchanged from the1st quarter of 2014. In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-guaranteed ARM securities portfolio in today’s market conditions.   ($ in billions)

 Capstead’s Proven Short-Duration Investment Strategy  6  As of June 30, 2014  As of June 30, 2014  Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo” borrowings, augmented with relatively low-cost two-year interest rate swap agreements for hedging purposes.During 2013 we replaced nearly all of our portfolio runoff and did not sell any assets or change hedging strategies despite sharp increases in interest rates that forced our longer-duration peers to sell assets at significant losses in order to reduce portfolio leverage. This helped us to significantly outperform our peers. During the first two quarters of 2014 we grew our portfolio modestly while maintaining leverage at 8.5 to one.   Residential ARM Securities Portfolio  Repurchase Arrangements & Similar Borrowings  Total: $12.79 Billion  Total: $13.45 Billion  Our securities are typically backed by seasoned mortgage loans with coupon interest rates that are currently resetting to more current rates at least annually or will begin doing so in five years or less.We have long-term relationships with numerous lending counterparties. At quarter-end, we had borrowings outstanding with 25 counterparties at interest rates averaging 31 basis points. 2nd quarter 2014 repo borrowing rates averaged 32 basis points, down from 34 basis points during the 1st quarter of 2014 (a blended rate of 0.49% after considering currently-paying interest rate swaps). Repo borrowing rates have continued to trend modestly lower in the 3rd quarter. At quarter-end we held $6.40 billion notional amount of currently-paying two-year term interest rate swaps requiring fixed rate payments averaging 0.49% with average maturities of 14 months. At quarter-end we also held $1.10 billion notional amount of forward-starting swaps that will begin requiring fixed rate payments averaging 0.59% for two-year terms beginning on various dates between July and October 2014.The duration of our investment portfolio and related borrowings (adjusted for swap positions) was approximately 11½ months and 9¼ months, respectively, at quarter-end. This resulted in a net duration gap of approximately 2¼ months.  Longer-to-ResetARMs$5.81 Billion  Current-ResetARMs$7.64 Billion  Borrowings with rates effectively fixed by Currently-Paying Interest Rate Swaps $6.40 Billion   RemainingBorrowings$5.29 Billion  Forward-starting Interest Rate SwapPositions$1.10 Billion   50%

 Quarterly PerformanceAs of June 30, 2014 (unaudited)  7  We believe our focus on investing in a portfolio of seasoned, short-duration Agency ARM securities has been validated as a prudent investment strategy that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates. We maintained a $0.31 quarterly common dividend during 2013, even as most of our peers reduced their quarterly dividend. We raised the common dividend 10% to $0.34 beginning with the 1st quarter of 2014.  Q2 2013 excludes certain one-time effects of preferred capital redemption and issuance transactions totaling $0.23 per common share.

 Financing Spread AnalysisAs of June 30, 2014 (unaudited)  8  Declines in cash yields primarily because of ARM loan coupon resets have moderated as an increasing number of these loans approach fully-indexed levels. After increasing during the 2nd and 3rd quarters of 2013, mortgage prepayments fell dramatically to average 17.14% CPR during the 4th quarter of 2013 and declined further to two-year lows of 15.16% during the 1st quarter of 2014. Prepayment rates rose to 17.22% during the 2nd quarter of 2014 reflecting seasonal factors and an improving housing market. Prepays are expected to be manageably higher in the 3rd quarter before moderating in the 4th quarter.Repo borrowing rates declined modestly during 2013 into 2014 due to improving market conditions and hedge costs also declined as older, higher-rate swaps matured. Overall borrowing rates were unchanged the last four quarters as the benefits of lower repo borrowing rates and lower swap rates were offset by a greater percentage of swaps moving into current-pay status. We are continuing to see lower repo borrowing rates in the 3rd quarter, which could, if this trend continues, offset modest upward pressure on borrowing costs from additional forward-starting swaps moving into current-pay status in the 3rd quarter. That said, recent swap transactions reflect higher two- to three-year interest rates.

 Agency Mortgage Prepayment Speeds versus Capstead Prepayment Speeds  9  Published Agency Prepayment Speeds vs. CMO Prepayment Speeds (in CPR)  After increasing during the 2nd and 3rd quarters of 2013, mortgage prepayments fell dramatically to average 17.14% CPR during the 4th quarter of 2013 and declined to two-year lows of 15.16% during the 1st quarter of 2014. Prepay rates rose to 17.22% during the 2nd quarter of 2014 reflecting seasonal factors and an improving housing market. Prepays are expected to be manageably higher in the 3rd quarter primarily due to the continuation of the summer selling season before moderating in the 4th quarter.

 * Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of June 30, 2014. Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balances of the mortgage loans underlying these investments. Fully indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins in effect as of June 30, 2014. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of June 30, 2014. NOTE: Excludes $6 million legacy portfolio of fixed-rate investments.  Key Elements of Capstead’s ARM PortfolioAs of June 30, 2014 (dollars in thousands, unaudited)  10

 Capstead’s Stockholder Friendly Structure   11   * Expressed on an annualized basis as a percentage of average long-term investment capital.  Capstead is a clear leader among our mortgage REIT peers in terms of operating efficiency.We are internally-managed with lower operating costs than our mortgage REIT peers.Our board of directors and our senior executives are required to hold a significant amount of Capstead stock. Our executives’ pay structure is variable through compensation elements that focus on “pay for performance” as opposed to fees paid to an external manager that are based solely on capital under management.As a result, our executives are incented to grow the Company by raising capital only when it is accretive to book value and earnings rather than for the purpose of increasing compensation or external management fees.

 CAPSTEAD  Appendix  CAPSTEAD  12

 Capstead’s Second Quarter 2014 Highlights  Generated earnings of $36.6 million or $0.35 per diluted common share Paid common dividend of $0.34 per common shareFinancing spreads on residential mortgage investments decreased eight basis points to 1.22% with mortgage prepayments increasing 2.06% CPR to 17.22% CPRBook value increased $0.10 to $12.69 per common shareAgency-guaranteed ARM portfolio and leverage ended the quarter at $13.71 billion and 8.52 times long-term investment capital, respectivelySelect comments from our July 30, 2014 earnings press release:Mortgage prepayments increased from two-year lows reported in the first quarter in large part due to seasonal factors as well as marginally lower mortgage interest rates available to borrowers which translated into a $0.02 per common share decline in our earnings to $0.35 for the quarter.The trend experienced in recent quarters of marginally lower repo borrowing rates has continued into July, which could, if it persists, offset modest upward pressure on borrowing costs from additional forward-starting swaps moving into current-pay status in the third quarter.A healthy repo market allows us to continue executing our strategy of managing a conservatively leveraged portfolio of agency-guaranteed residential ARM.While we anticipate manageably higher mortgage prepayment rates during the third quarter due primarily to the continuation of the summer selling season and a reasonably strong housing market, we expect mortgage prepayments to again moderate in the fourth quarter. Overall, we view these relatively favorable conditions for borrowings and mortgage prepayments conducive to generating satisfactory returns for the remainder of the year.  13

 Capstead’s Condensed Quarterly Income Statements(dollars in thousands, except per share amounts, unaudited)  14  Consists principally of interest on unsecured borrowings and is presented net of earnings of related statutory trusts. These affiliates were dissolved in December 2013.With the initial issuance of our 7.50% Series E preferred shares in May 2013 and subsequent redemption of our existing preferred shares, cash dividends paid on preferred shares was reduced on an annualized basis by $8.3 million, or nearly $0.09 per common share. Second quarter 2013 net income available to common stockholders reflects a short-term preferred capital “overhang” associated with the timing of the initial issuance of our Series E preferred shares and the June 2013 redemption of our existing preferred shares as well as a one-time charge of $19.9 million associated with the payment of Series A and B redemption preference premiums. Core earnings per common share, a non-GAAP financial measure, excludes the effects of these items. See page 17 for further information regarding this non-GAAP financial measure.

 Capstead’s Annual Income Statements – Five Years Ended 2013(dollars in thousands, except per share amounts, unaudited)  15     See page 17 for further information regarding these non-GAAP financial measures.

 Capstead’s Comparative Balance Sheets(dollars in thousands, except per share amounts, unaudited)  16

 Non-GAAP Financial MeasuresAs of June 30, 2014 (unaudited)  17  Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities. We believe presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company’s portfolio.Core earnings per diluted common share is a non-GAAP financial measure that differs from the related GAAP measure of net income per diluted common share by excluding certain one-time effects of the second quarter 2013 preferred capital redemption and issuance transactions. We believe presenting this metric on a core earnings basis provides useful, comparative information for evaluating the Company’s performance.   Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties. Other interest-paying liabilities consist of long-term unsecured borrowings (at an average borrowing rate of 8.49%) that the Company considers a component of its long-term investment capital and cash collateral payable to interest rate swap counterparties.

 Experienced Management Team  18  Ninety-five years of combined mortgage finance industry experience, most of it with Capstead.  Andrew F. Jacobs – President and Chief Executive Officer, DirectorHas served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988Previously served as a member of the Executive Board of the National Association of Real Estate Investment Trusts (“NAREIT”) and was founding chairman of NAREIT’s Council of Mortgage REITs; is a member of the Executive Committee of the Chancellor’s Council of the University of Texas System; and is a member of the Advisory Council of the McCombs School of Business, the Advisory Council to the Department of Accounting at the McCombs School of Business, and the Executive Council of the Real Estate Finance and Investment Center, each at the University of Texas at Austin. Mr. Jacobs is a Certified Public Accountant (“CPA”).Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, SecretaryHas held various financial accounting and reporting positions at Capstead since 1993Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitizationCPA, Member AICPA, FEIRobert A. Spears – Executive Vice President, Director of Residential Mortgage InvestmentsHas served in asset and liability management positions at Capstead since 1994Formerly Vice President of secondary marketing with NationsBanc Mortgage CorporationMichael W. Brown – Senior Vice President, Asset and Liability Management, TreasurerHas served in asset and liability management positions at Capstead since 1994MBA, Southern Methodist University, Dallas, Texas